                                                                    EXHIBIT 21.0

                         SUBSIDIARIES OF THE REGISTRANT

     There is no parent of the Registrant. The following is a listing of the active subsidiaries of the Registrant, or if indented, subsidiaries of the subsidiary under which they are listed:

                                                                         JURISDICTION
                                                                         OF
                                                                         INCORPORATION
                                                                         -----------
        FHP, Inc. .....................................................  California
          FHP Life Insurance Company...................................  California
          FHP of Utah, Inc. ...........................................  Utah
          FHP of New Mexico, Inc. .....................................  New Mexico
          FHP of Texas, Inc. ..........................................  Texas
          FHP of Colorado, Inc. .......................................  Colorado
          Hippodrome Galleries Corporation.............................  California
          Employees Choice Health Option...............................  Utah
          Health Maintenance Life, Inc. ...............................  Guam
          FHP Reinsurance Limited......................................  Bermuda
          UltraLink, Inc. .............................................  California
        Great States Financial Corporation.............................  Delaware
          Great States Insurance Company...............................  California
          Great States Administrators, Inc. ...........................  Delaware
        TakeCare, Inc. ................................................  Delaware
          TakeCare Administrative Services Corporation.................  Indiana
             TakeCare Health Plan, Inc. ...............................  California
             TakeCare Life Insurance Company...........................  Arizona
             TakeCare of California, Inc. .............................  California
             TakeCare of Colorado, Inc. ...............................  Colorado
             TakeCare Health Plan of Illinois, Inc. ...................  Illinois
             TakeCare Health Plan of Ohio, Inc. .......................  Ohio
             Comprecare Health Care Services, Inc. ....................  Colorado
             Peak Health Plan of Idaho, Inc. ..........................  Idaho
             TakeCare Insurance Company................................  Colorado
        FHP International Consulting Group, Inc. ......................  Delaware